SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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CORVEL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
CORVEL CORPORATION
2022 Annual Meeting
Vote by August 3, 2022 11:59 P.M. Eastern Time
CORVEL CORPORATION ATTN: SHARON O’CONNOR
5128 APACHE PLUME ROAD, SUITE 400 FORT WORTH, TEXAS 76109
D87877-P76538
You invested in CORVEL CORPORATION and it’s time to vote!
You have the right to vote on the proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on Thursday, August 4, 2022 at 9:00 A.M. Central Time.
Get informed before you vote.
View the Notice and Proxy Statement and Annual Report on Form 10-K at www.proxyvote.com OR you can receive a free paper or email copy of the materials by requesting them prior to July 21, 2022. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.proxyvote.com
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Vote in Person at the Meeting*
Thursday, August 4, 2022
9:00 A.M. Central Time
5128 Apache Plume Road, Suite 400 Fort Worth, Texas 76109
*Please check the meeting materials for any special requirements for meeting attendance. At the Annual Meeting, you will need to request a ballot to vote these shares.
V1.1

Vote at www.proxyvote.com
THIS IS NOT A VOTABLE BALLOT.
This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote on these important matters.
Proposals Board Recommends
1. To elect six directors, each to serve until the 2023 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified;
Nominees:
01) V. Gordon Clemons
02) Steven J. Hamerslag
03) Alan R. Hoops
04) R. Judd Jessup
05) Jean H. Macino
06) Jeffrey J. Michael
For All
2. To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023;
For
3. A stockholder proposal requesting that the Board of Directors prepare a report by January 2023 on steps the Company is taking to enhance board diversity and detailing board strategies to reflect the diversity of the Company’s workforce, community and customers; and
Against
4. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
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D87878-P76538